                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  as  of  August  3,  2006,  between  Residential  Funding
Corporation,   a  Delaware  corporation  ("RFC"),  and  Residential Asset   Mortgage  Products,  Inc.,  a  Delaware
corporation (the "Company").

                                                     Recitals

A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

B.       The Company  wishes to purchase  from RFC  certain  Mortgage  Loans  (as hereinafter  defined)  originated pursuant to the Seller Contracts with respect thereto.

C.       The Company,  RFC, as master  servicer,  and JPMorgan Chase Bank, N.A.,  as trustee (the  "Trustee"),  are entering  into a  Pooling  and  Servicing  Agreement,  dated  as of  July  1,  2006  (the  "Pooling  and  Servicing
Agreement"),  pursuant to which the Trust proposes to issue Mortgage Asset-Backed Pass-Through Certificates, Series
2006-RZ3  (the  "Certificates")  consisting  of fifteen  classes  designated  as Class A-1,  Class A-2,  Class A-3,
Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class SB, Class
R-I and Class R-II Certificates  representing  beneficial  ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit G to the Pooling and Servicing Agreement (the "Mortgage Loans").

D.       In connection with the purchase of the Mortgage  Loans,  the Company will assign to or at the direction of
RFC the Class SB, Class R-I and Class R-II Certificates (collectively, the "Retained Certificates").

E.       In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC wishes to make  certain  representations  and  warranties  to the  Company and to assign  certain of its rights  under the
Seller  Contracts to the Company,  and the Company wishes to assume certain of RFC's  obligations  under the Seller
Contracts.

F.       The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the Mortgage Loans in July,  2006). In consideration of such assignment,  RFC will receive from the Company, in immediately  available funds, an amount equal to $685,788,776.35  and the Retained  Certificates.  In connection with such  assignment  and at the  Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the related  Mortgage  Note (other than any  Destroyed  Mortgage  Note) to the order of the  Trustee and  delivered  an assignment of mortgage in recordable  form to the Trustee or its agent. A Destroyed  Mortgage Note means a Mortgage
Note the original of which was permanently lost or destroyed.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans  pursuant to this  Section 2 shall be, and shall be construed  as, a sale of the Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  However,  in the event that the  Mortgage  Loans are held to be  property of RFC,  or if for any reason  this  Agreement  is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended  that (a) this  Agreement  shall also be deemed to be a  security  agreement  within  the  meaning  of  Articles  8 and 9 of the  Minnesota  Uniform
Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this  Section  shall be deemed to be a grant by RFC to the  Company of a security  interest  in all of RFC's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including (i) with respect to each Cooperative  Loan, the related Mortgage Note,
Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease,  any
insurance  policies and all other  documents in the related  Mortgage  File and (ii) with respect to each  Mortgage
Loan other than a Cooperative  Loan, the Mortgage  Notes,  the Mortgages,  any related  insurance  policies and all other  documents  in the  related  Mortgage  Files,  (B) all amounts  payable  pursuant  to the  Mortgage  Loans in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates  of deposit,  goods,  letters of credit, advices of credit and  investment  property  and other  property of whatever  kind or  description  now existing or hereafter  acquired  consisting  of,  arising  from or relating to any of the  foregoing,  and all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing  into cash,  instruments,  securities or other  property, including,  without  limitation,  all amounts from time to time held or invested in the Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  negotiable  documents or chattel paper shall be deemed to be  "possession  by the secured  party",  or  possession  by a purchaser or a person  designated  by him, for  purposes of  perfecting  the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Section  9-305,  8-313  or  8-321  thereof);  and  (d)
notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such security  interest  under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such reasonable  actions  as may be  necessary  to ensure  that,  if this  Agreement  were  deemed to create a  security interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the  Company no less than 15 days prior to any filing  date,  and the  Company  shall  file,  or shall  cause to be filed,  at the expense of RFC,  all filings  necessary  to  maintain  the  effectiveness  of any  original  filings necessary  under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the Company's  security interest in or lien on the Mortgage Loans including  without  limitation  (x) continuation  statements and (y) such other  statements as may be occasioned by (1) any change of name of RFC or the Company,  (2) any change of location of the state of  formation,  place of business  or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to or at the direction of RFC without  recourse all of its right,  title and interest in and to the Retained  Certificates  as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(a)      The  information  set forth in the Mortgage Loan  Schedule for such Mortgage  Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(b)      Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury
         Regulations Section 1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of the Mortgage Loans to the Trustee,  RFC had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or  security interest (other than rights to servicing and related  compensation) and such conveyance  validly transfers ownership  of the  Mortgage  Loans to the  Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(d)      Each  Mortgage Note  constitutes a legal,  valid and binding  obligation of the Mortgagor  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other  similar laws  affecting generally the enforcement of creditors' rights;

(e)      To the best of RFC's  knowledge  as of the  Cut-off  Date,  and except as noted in (h) below,  there is no default,  breach,  violation or event of  acceleration  existing  under the terms of any Mortgage  Note or
         Mortgage and no event which,  with notice and expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of  acceleration  under the terms of any Mortgage  Note or Mortgage, and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)      Each of the Mortgage  Loans with  Loan-to-Value  Ratios at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering the amount of such  Mortgage Loan in excess of 75% except for up to
         96.0% of the Mortgage  Loans,  which are  Mortgage  Loans with a  Loan-to-Value  Ratio at  origination  in excess of 80% that are not insured by a Primary Insurance Policy;

(g)      The related  Mortgagor is not  currently  in  bankruptcy  proceedings  with respect to any of the Mortgage
         Loans;

(h)      As of the  Cut-Off  Date,  none of the  Mortgage  Loans  are 30 or more  days  Delinquent  in  payment  of principal and interest;

(i)      None of the Mortgage Loans are Buy-Down Mortgage Loans;

(j)      To the best of RFC's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any  related
         Mortgaged Property;

(k)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage Note or
         Mortgage, except as may be provided under the Servicemembers Civil Relief Act;

(l)      No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(m)      (1) The  proceeds  of  each  Mortgage  Loan  have  been  fully  disbursed  and  (2) to the  best of  RFC's knowledge,  there is no requirement  for future  advances  thereunder and any and all  requirements  as to completion of any on-site or off site  improvements  and as to  disbursements of any escrow funds therefor
         (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage
         Loans were paid;

(n)      To the best of RFC's  knowledge,  with respect to each Mortgage  Loan,  there are no  mechanics'  liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal  with,  the lien of the  related  Mortgage,  except  such liens that are  insured or  indemnified against by a title insurance policy;

(o)      With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of each
         Mortgage  Loan,  is valid and  binding,  and  remains  in full  force and  effect,  unless  the  Mortgaged
         Properties are located in the State of Iowa and an attorney's certificate has been provided;

(p)      Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given  with  respect  thereto  and RFC knows of  nothing  involving  any  Mortgaged  Property  that  could reasonably  be  expected  to  materially  adversely  affect the value or  marketability  of any  Mortgaged
         Property;

(q)      Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's  sale, or (ii) by judicial  foreclosure  or, if applicable,  non judicial  foreclosure,  and to the best of RFC's  knowledge,  there is no homestead or other  exemption  available to the Mortgagor  that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal  and state laws and  judicial precedents with respect to bankruptcy and right of redemption;

(r)      To the best of RFC's  knowledge,  with respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified under applicable law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(s)      If the  improvements  securing a Mortgage  Loan are located in a federal  designated  special flood hazard area,  flood  insurance in the amount  required  under the Program  Guide covers such  Mortgaged  Property
         (either by coverage under the federal flood insurance program or by coverage from private insurers);

(t)      To the extent an appraisal was made on a Mortgage  Loan,  the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(u)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(v)      If any of the  Mortgage  Loans are  secured  by a  leasehold  interest,  with  respect  to each  leasehold interest:  the use of leasehold  estates for  residential  properties is an accepted  practice in the area where the  related  Mortgaged  Property  is  located;  residential  property  in such area  consisting  of leasehold  estates is readily  marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such lease;  the  leasehold is in full force and effect and is not subject to any prior lien or  encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the  remaining  term of the lease does not  terminate  less than ten years after the maturity date of such
         Mortgage Loan;

(w)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(x)      None of the Mortgage  Loans in the mortgage pool are loans that,  under  applicable  state or local law in effect at the time of origination of the loan,  are referred to as (1)  "high-cost" or "covered"  loans or
         (2) any other similar  designation if the law imposes greater  restrictions or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

(y)      None of the  proceeds for the Mortgage  Loans were used to finance the purchase of single  premium  credit insurance policies;

(z)      None of the Mortgage  Loans contain  prepayment  penalties that extend beyond five years after the date of origination;

(aa)     None of the Mortgage Loans are subject to the Homeownership Act;

(bb)     Each  Mortgage  Loan at the time it was made  complied in all material  respects  with  applicable  local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

(cc)     No Mortgage Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia;

(dd)     No  Mortgage  Loan is a High Cost Loan or  Covered  Loan,  as  applicable  (as such  terms are  defined in
         Appendix E of the  Standard & Poor's  Glossary For File Format For LEVELS(R)Version 5.7 Revised  (attached hereto as Exhibit 1)); and

(ee)     Each  Mortgage  Loan listed on the attached  Schedule B has an original term to maturity of 360 months and an original amortization term of 480 months.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the  occurrence of a Repurchase  Event as described  in  Section 5 below,  which  materially  and  adversely  affects  the  interests  of any  holders of the
Certificates  or the  Company in such  Mortgage  Loan  (notice of which shall be given to the Company by RFC, if it discovers the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice  thereof, either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section
2.04 of the Pooling  and  Servicing  Agreement,  either (i)  purchase  such  Mortgage  Loan from the Trustee or the
Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage  Loan or (ii)  substitute a
Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations set forth in  Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the representation  and  warranty  set forth in clause  (bb) of this  Section 4, then RFC shall pay to the Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  Notwithstanding  the  foregoing,  RFC  shall  not be  required  to cure  breaches,  Repurchase  Events or purchase or substitute  for Mortgage  Loans as provided  above if the substance of such breach or Repurchase  Event also constitutes fraud in the origination of the Mortgage Loan.

5.       With respect to each Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the following occur:  (A) it is discovered  that, as of the date hereof,  the related Mortgage was not a valid  first  lien on the  related  Mortgaged  Property  subject  only to (i) the lien of real  property  taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording  of such  Mortgage  and such other  permissible  title exceptions  as are listed in the  Program  Guide and (iii)  other  matters to which like  properties  are  commonly subject which do not  materially  adversely  affect the value,  use,  enjoyment or  marketability  of the Mortgaged
Property or (B) it is discovered  that, as of the time of its origination  and as of the date of execution  hereof, the Mortgage Loan did not comply in all material  respects with all  applicable  local,  state and federal laws. In addition,  with respect to any Mortgage  Loan listed on the attached  Schedule A with respect to which any document or documents  constituting  a part of the Mortgage File are missing or defective in any material  respect,  if such
Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related Mortgage is materially and adversely  affected by the absence or defectiveness of any such document or documents,  a Repurchase Event shall be deemed to have  occurred  and RFC will be obligated to  repurchase  or  substitute  for such  Mortgage  Loan in the manner set forth in Section 4 above.

6.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company,  and the Company hereby assumes,  all of RFC's rights and obligations  under the Seller Contracts with respect to the Mortgage Loans to be serviced  under the Pooling and Servicing  Agreement,  insofar as such rights and  obligations  relate to (a)
any  representations  and warranties  regarding a Mortgage Loan made by a Seller under any Seller  Contract and any remedies  available  under the Seller Contract for a breach of any such  representations  and warranties if (i) the substance  of  such  breach  also  constitutes  fraud  in  the  origination  of  the  Mortgage  Loan  or  (ii)  the representation  and warranty  relates to the absence of toxic materials or other  environmental  hazards that could affect the  Mortgaged  Property,  or (b) the Seller's  obligation  to deliver to RFC the  documents  required to be contained in the Mortgage  File and any rights and remedies  available to RFC under the Seller  Contract in respect of such obligation or in the event of a breach of such obligation;  provided that,  notwithstanding  the assignment and assumption  hereunder,  RFC shall have the  concurrent  right to exercise  remedies and pursue  indemnification upon a breach by a Seller under any Seller  Contract of any of its  representations  and  warranties  and RFC shall exercise  reasonable  efforts to enforce a Seller's  obligation  to  purchase a Mortgage  Loan from the  Company in accordance  with the time frame  described  in the Program  Guide.  If the  Company or RFC  asserts  that it is not required to cure  breaches  or to  purchase  or  substitute  for  Mortgage  Loans  under the Pooling and  Servicing
Agreement  because the substance of the breach also  constitutes  fraud in the  origination  of any Mortgage  Loan, then the substance of the related breach shall  automatically  be deemed to constitute  fraud in the origination of a Mortgage  Loan for  purposes of clause (i) of this  Section 6;  provided,  however,  that if the  related  Seller provides RFC with reasonable  evidence that the substance of such breach does not constitute  fraud,  then it shall no longer be deemed to constitute  fraud in the  origination  of a Mortgage Loan for purposes of clause (i) of this
Section 6.

7.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.       RFC, as master  servicer  under the Pooling and Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors'
rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would,  in the  reasonable  judgment  of the Master  Servicer,  maximize  recovery  of total  proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a Prepayment  Charge in connection  with a refinancing of a Mortgage Loan that is not related to a default or a reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described above,  then the Master  Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount  prepaid on the  related  Mortgage  Loan is  required to be deposited into the Custodial  Account.  Notwithstanding  any other provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

9.       This  Agreement  will be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflict of law  principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York
General Obligations Law.

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:/s/ Joseph Orning
                                                     Name:  Joseph Orning
                                                     Title:    Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:/s/ Christopher Martinez
                                                     Name:  Christopher Martinez
                                                     Title:    Vice President

                                                    SCHEDULE A

                             Schedule of Mortgage Loans with Defective Mortgage Files

                                                  (see attached)

                                                    SCHEDULE B

 Schedule of Mortgage Loans with original term to maturity of 360 months and an original amortization term of 480 months

                                                  (see attached)

                                                     EXHIBIT 1
                           APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                                              FOR LEVELS(R)VERSION 5.7

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
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---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
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---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
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---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
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---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
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---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
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---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
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---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
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---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
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---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
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---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------